                           OMNIBUS OPTION AGREEMENT
                                 BY AND AMONG
                     BOSTON PROPERTIES LIMITED PARTNERSHIP
                                    AND THE
                             GRANTORS NAMED HEREIN
                           Dated as of April 9, 1997

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS
                                -----------------

                                                                                         Page
                                                                                         ----
ARTICLE I:  THE OPTION......................................................................2
         1.1          Grant of Option.......................................................2
         1.2          Term and Exercise of Option...........................................2
         1.3          Purchase Price and Payment............................................2
         1.4          Additional Units.  ...................................................2

ARTICLE II:  CONTRACT TO PURCHASE AND CLOSING PROCEDURES....................................3
         2.1          Purchase and Sale.....................................................3
         2.2          Closing; Condition to Obligations.....................................3
         2.3          Documents to be Delivered at Closing..................................5
         2.4          Cessation of Public Offering..........................................6
         2.5          Further Assurances....................................................6
         2.6          Special Partner Distributions.........................................6

ARTICLE III:  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
         GRANTORS...........................................................................7
         3.1          Title to Interests....................................................7
         3.2          Authority.............................................................8
         3.3          Litigation............................................................8
         3.4          No Other Agreements to Sell...........................................9
         3.5          No Brokers............................................................9
         3.6          Investment Representations and Warranties.............................9
         3.7          NASD Affiliation.....................................................11
         3.8          Covenant to Remedy Breaches..........................................11

ARTICLE IV: REPRESENTATIONS, WARRANTIES AND COVENANTS OF
         OPTIONEE..........................................................................11
         4.1          Authority............................................................11
         4.2          No Brokers...........................................................12
         4.3          Exercise of Options..................................................12

ARTICLE V:  POWER OF ATTORNEY..............................................................12
         5.1          Grant of Power of Attorney...........................................12
         5.2          Limitation on Liability..............................................14
         5.3          Ratification; Third Party Reliance...................................14

ARTICLE VI: DIRECT PURCHASES AND MERGERS
         AND OTHER PARTNERSHIP MATTERS.....................................................15


                                                                                         Page
                                                                                         ----
ARTICLE VII:  MISCELLANEOUS................................................................16
         7.1          Amendment............................................................16
         7.2          Entire Agreement; Counterparts; Applicable Law.......................16
         7.3          Assignability........................................................16
         7.4          Titles...............................................................17
         7.5          Third Party Beneficiary..............................................17
         7.6          Severability.........................................................17
         7.7          Equitable Remedies...................................................17
         7.8          Disputes.............................................................17
         7.9          Notices; Exercise of Grantor's Purchase Option.......................18
         7.10         Waiver of Rights; Consents with Respect to Partnership Interests.....19
         7.11         Computation of Time..................................................20
         7.12         Survival.............................................................20
         7.13         Nature of Option and Determination of Values.........................21
         7.14         Time of the Essence..................................................21

         EXHIBIT A.  LIST AND DESCRIPTION OF ASSETS.......................................A-1
         EXHIBIT B.  NAMES AND ADDRESSES OF GRANTORS......................................B-1
         EXHIBIT C.  ACQUISITION EXHIBITS OF THE GRANTORS.................................C-2


                             INDEX OF DEFINED TERMS
                             ----------------------

Defined Term                                                     Section
------------                                                     -------
      Acquisition Exhibit....................................    Recital
      Aggregate Net Asset Valuation..........................    Article VI (a)
      Ancillary Agreements...................................    Section 2.2
      Asset..................................................    Recital
      Assignment.............................................    Section 2.3
      Attorney-in-Fact.......................................    Section 5.1
      Cessation Date.........................................    Section 2.4
      Closing Agent..........................................    Section 2.2
      Closing Documents......................................    Section 2.2
      Common Stock...........................................    Recital
      Company................................................    Recital
      Consents...............................................    Section 7.10
      Conveyance Action......................................    Section 7.10
      Direct Purchase........................................    Recital
      Encumbrances...........................................    Section 3.1
      Final Closing..........................................    Section 2.2
      FIRPTA.................................................    Section 2.3
      Grantor................................................    Recital
      Interest...............................................    Recital
      Interest Acquisition...................................    Recital
      IPO....................................................    Recital
      IPO Closing............................................    Section 2.2
      Merger.................................................    Recital
      NASD...................................................    Section 3.7
      Non-Complying Grantor..................................    Section 2.2
      Omnibus Consent........................................    Recital
      Option Agreement.......................................    Recital
      Option Exercise Notice.................................    Section 1.1
      Option Termination Date................................    Section 1.1
      Optionee...............................................    Recital
      Partnership Summary....................................    Section 3.6
      Permitted Pledge.......................................    Section 3.1
      Pre-closing............................................    Section 2.2
      Private Placement Memorandum...........................    Section 3.6
      Property Partnership...................................    Recital
      Purchase Option........................................    Section 1.1
      Purchase Price.........................................    Section 1.1
      Registration Rights Agreement..........................    Section 3.6
      Registration Statement.................................    Section 5.1


      Securities Act........................................    Section 3.6
      Total Value...........................................    Section 1.1
      Units.................................................    Section 1.1
      Waivers...............................................    Section 7.10

                            OMNIBUS OPTION AGREEMENT
                            ------------------------

         This Omnibus Option Agreement (including all exhibits, hereinafter referred to as this "Option Agreement") relates to a proposed acquisition by
                     ----------------
Boston Properties Limited Partnership of (i) the properties, development projects and development rights set forth on Exhibit A hereto (each such
                                             ---------
property, project or right, and all personal property related thereto or to the operation thereof, is hereinafter referred to as an "Asset") and/or (ii) direct
                                                     -----
or indirect interests in such Assets. This Option Agreement is executed as of this ninth day of April, 1997 by Boston Properties Limited Partnership, a Delaware limited partnership ("Optionee"), and those Grantors whose names are
                               --------
set forth on Exhibit B hereto and who become signatories hereto (each, a
             ---------
"Grantor" and, collectively, the "Grantors");
 -------                          --------

         WHEREAS, each Grantor owns direct or indirect interests in one or more of the Assets, as described more fully on a supplemental exhibit (hereinafter referred to as such Grantor's "Acquisition Exhibit") delivered by or on behalf
                               -------------------
of such Grantor to Optionee (all such Acquisition Exhibits being attached hereto as Exhibit C); and
   ---------

         WHEREAS, all direct or indirect interests of whatever kind or nature of a Grantor in a particular Asset (including without limitation, the Grantor's interests in each such Asset set forth in Column (2) of such Grantor's Acquisition Exhibit), are referred to individually as an "Interest"; and
                                                          --------

         WHEREAS, Optionee desires to acquire from each Grantor, and each Grantor desires to grant to Optionee, an option to purchase on the terms and conditions set forth herein any or all Interests owned by such Grantor in the Assets set forth in such Grantor's Acquisition Exhibit; and

         WHEREAS, each Grantor acknowledges that the Optionee may decide that, rather than acquiring (by way of the exercise of "Purchase Options" as defined below) all of the direct and indirect interests in the entity that owns a certain Asset (such an entity, a "Property Partnership," and such an
                                  --------------------
acquisition, an "Interest Acquisition"), it is more desirable for it to acquire
                 --------------------
such Asset by a direct purchase of the Asset from the Property Partnership that owns such Asset (a "Direct Purchase") or by a merger of the Property Partnership
                    ---------------
with and into the Optionee (a "Merger"); and whereas each Grantor, desiring to
                               ------
give the Property Partnership and the Optionee the right, in the Optionee's sole discretion, to engage in any Direct Purchase or Merger on the terms and conditions described herein without the need to seek any further consent or action of the Grantor, will give hereby an irrevocable "Omnibus Consent" and
                                                        ---------------
related power of attorney as set forth in Article VI hereof; and

         WHEREAS, the parties acknowledge that Optionee is considering the purchase of each Grantor's Interests (or, alternatively, of the related Assets by way of Mergers or Direct Purchases) in connection with a proposed initial public offering (the "IPO") of shares of common stock ("Common Stock") of Boston
                                                        ------------
Properties, Inc. (the "Company"), which will be the General Partner of Optionee.
                       -------

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionee and Grantors agree as follows:

                              ARTICLE I: THE OPTION
                                         ----------

         1.1 Grant of Option. Each Grantor hereby grants to Optionee an option
             ---------------
to purchase all right, title and interest of such Grantor in any or all of such Grantor's Interests (each such option is hereinafter referred to as such Grantor's "Purchase Option") on the terms and conditions hereinafter set forth
           ---------------
and subject, in any event, to the last sentence of Section 7.13.

         1.2 Term and Exercise of Option. Each Grantor's Purchase Option may be
             ---------------------------
exercised, in whole or in part, at any time from and after the date hereof through 5:00 p.m., Boston, Massachusetts, time on the earlier of (i) December 31, 1997 or (ii) the Cessation Date (as such term is defined in Section 2.4 hereof) (the earlier of such dates, the "Option Termination Date"). Each
                                         -----------------------
Grantor's Purchase Option can be exercised only by the giving of notice by Optionee to such Grantor or any of its Attorneys-in-Fact named in Article VI hereof, which notice (an "Option Exercise Notice") shall state (unless all of
                          ----------------------
such Grantor's Interests will be purchased) which of the Interests of the Grantor will be purchased by Optionee. If Optionee does not exercise a Grantor's Purchase Option by the Option Termination Date, such Grantor's Purchase Option shall automatically terminate and shall be of no further force and effect and such Grantor shall have no further obligations hereunder.

         1.3 Purchase Price and Payment. The full purchase price for the
             --------------------------
Interests of each Grantor that will be purchased upon the exercise of such Grantor's Purchase Option (such purchase price with respect to such Grantor is hereinafter referred to as such Grantor's "Purchase Price") shall be a number of
                                           --------------
Units (as hereinafter defined) having an aggregate value equal to the "Total Value" set forth on such Grantor's Acquisition Exhibit. Notwithstanding the prior sentence, in the event that Optionee does not acquire all of the Interests of a Grantor set forth on such exhibit in connection with the exercise of such Grantor's Purchase Option, then such Grantor's Purchase Price shall be a number of Units having an aggregate value equal to the difference between (i) the "Total Value" set forth on such Grantor's Acquisition Exhibit less (ii) the sum of the "Net Value to Offeree" (set forth under Column (4) on such Grantor's Acquisition Exhibit) of those Interests that will not be acquired by Optionee upon exercise of such Grantor's Purchase Option. As used herein, the term "Units" means Units representing a limited partnership interest in Optionee, and the value of each Unit shall equal the public offering price of a share of Common Stock of the Company in its initial public offering.

         1.4 Additional Units. After the acquisition of Assets or Interests
             ----------------
therein, the Optionee intends to pay a quarterly distribution in respect of each outstanding Unit. The Optionee currently expects that such distribution will initially be at a rate that, on an annualized basis, is at least 6.0% of the value of a Unit (as such value is determined in the last sentence of Section 1.3). In the event the initial distribution (i.e., the first distribution after the IPO) will be at a rate that is lower than such expectation, then Optionee shall issue to each Grantor, prior to such first distribution, additional Units so that the total initial distribution on all Units issued to such Grantor equals, on an annualized basis, at least 6.0% of the "total value" (i.e., the sum of the applicable amounts set forth under Column (4) of such Grantor's Acquisition Exhibit) to which such Grantor is entitled, in accordance with such Grantor's Acquisition Exhibit, in respect of the Interests of such Grantor acquired by way of the exercise of such Grantor's Purchase Option or by way of a Merger or Direct Purchase as provided for in
Article VI.

           ARTICLE II:  CONTRACT TO PURCHASE AND CLOSING PROCEDURES.
                        -------------------------------------------

         2.1 Purchase and Sale. Upon Optionee's exercise of a Grantor's Purchase
             -----------------
Option, such Grantor shall, subject to Section 2.2 hereof, sell, transfer, assign, and convey to Optionee, and Optionee shall purchase and accept from such Grantor, all right, title and interest of such Grantor in those Interests of Grantor to be purchased by Optionee pursuant to an Option Exercise Notice, free and clear of all Encumbrances (as defined in Section 3.1) for such Grantor's Purchase Price, such sale to be closed in accordance with this Article II.

         2.2 Closing; Condition to Obligations. In connection with or at any
             ---------------------------------
time after the exercise by Optionee of a Grantor's Purchase Option, Optionee will specify a closing date, which date will be no later than December 31, 1997, for the initial closing (the "Pre-closing") of the purchase and sale
                              -----------
contemplated by such Grantor's Purchase Option. At or before such Pre-closing, which shall be held at a place and time determined by Optionee in its sole discretion, Optionee and Grantor (or its attorney-in-fact) will execute all closing documents (the "Closing Documents") required by Optionee in accordance with Section 2.3 and deliver the same to a person designated by Optionee (such person, the "Closing Agent").
             -------------

         Upon the exercise of a Grantor's Purchase Option, the transactions contemplated by this Option Agreement and by the Closing Documents executed and deposited in connection with such exercise will be consummated only if the IPO Closing (as hereinafter defined) occurs simultaneously with or within fifteen
(15) business days after the date of the Pre- closing. For purposes hereof, the "IPO Closing" will be deemed to have occurred if, but only if, the share of the
 -----------
net proceeds to the Company from the initial public offering of the Company's Common Stock that is made available to Optionee is sufficient, as determined by Optionee in its reasonable discretion, to enable Optionee (i) to acquire those Interests of each Grantor to be purchased by Optionee pursuant to the Option Exercise Notice and (ii) to apply such share of the net proceeds to acquire such other properties or interests and to repay principal, interest and other amounts due with respect to indebtedness and to meet such other obligations as may be described in the Registration Statement on Form S-11 prepared and filed in connection with such initial public offering, as the same is in effect on the day of the IPO Closing. If the IPO Closing occurs within such fifteen (15) business day period,

         (i) Optionee shall, contemporaneously with the IPO Closing, cause to be delivered to each Grantor (x) a certificate of the General Partner of Optionee certifying that such Grantor has been or will be effective upon the Final Closing (as hereinafter defined) admitted as a limited partner of Optionee and that Optionee's books and records indicate that such Grantor is the holder of the number of Units which are called for pursuant to the Grantor's Purchase Price and (y) if such Units are represented by certificates, a certificate or certificates in the name of such Grantor for the number of Units to which such Grantor is entitled,

         (ii) upon receipt of the consideration set forth in clause (i) above, the Closing Agent will release the Closing Documents to Optionee, and

         (iii) the transactions described or otherwise contemplated herein or in the Closing Documents will thereupon be deemed to have been consummated (such consummation, the "Final Closing").
                                                       -------------

Notwithstanding the above, Optionee may, in its sole discretion, elect not to complete the purchase of any or all Interests of any Grantor that identified, in its Assignment delivered pursuant to Section 2.3, a breach of or other exception with respect to Article III hereof or that has otherwise breached this Option Agreement (any such Grantor, a "Non-Complying Grantor"), in which case Optionee
                                ---------------------
shall, in lieu of the delivery with respect to such Grantor pursuant to clause
(i) above, notify the Closing Agent of such election and direct the Closing Agent to return such Grantor's Closing Documents and Ancillary Agreements (as defined below) to such Grantor (or, alternatively, if only certain Interests of the Non-Complying Grantor will be acquired by Optionee, deliver the appropriate consideration in respect of those Interests). The election of Optionee not to purchase any or all of the Interests of a particular Non-Complying Grantor shall not affect the obligations of any other Grantor hereunder, including any other Non-Complying Grantor.

         If the IPO Closing does not occur within fifteen (15) business days after the date of the Pre-closing, then neither party shall have any obligations under the Closing Documents executed in connection with the related exercise of Grantors' Purchase Options or under any agreements or instruments executed in connection with the transactions contemplated by such exercise (such other agreements or instruments, collectively, "Ancillary Agreements"), the Closing
                                          --------------------
Documents and the Ancillary Agreements shall be deemed null and void ab initio and the Closing Agent will be directed to destroy the Closing Documents and any Ancillary Agreements it holds and return to Optionee the consideration delivered by Optionee to the Closing Agent in accordance with the previous paragraph. This Option Agreement shall thereafter remain in effect and Optionee may thereafter exercise the Grantors' Purchase Options again at any time before the Option Termination Date.

         2.3   Documents to be Delivered at Closing. At the Pre-closing, each
               ------------------------------------
Grantor shall, directly or through the Attorney-in-Fact appointed pursuant to
Article V hereof, execute, acknowledge where deemed desirable or necessary by Optionee, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, the following:

               (a) An Assignment of Interests (the "Assignment"), which
                                                    ----------
assignment shall be in a form satisfactory to Optionee, shall contain a warranty of title that such Grantor owns such Grantor's Interests free and clear of all Encumbrances (as defined in Section 3.1) and shall either (i) reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants made by such Grantor in Article III hereof or (ii) if such reaffirmation cannot be made, identify those representations, warranties and covenants of Article III hereof (other than Section 3.8) with respect to which circumstances have changed, represent that such Grantor has used all reasonable efforts within its control to prevent and remedy such breach, and reaffirm the accuracy of all other representations and warranties and the satisfaction of all other covenants made by such Grantor in Article III hereof.

               (b) If requested by Optionee, a certified copy of all appropriate corporate resolutions or partnership actions authorizing the execution, delivery and performance by Grantor of this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents.

               (c) If requested by Optionee in the case of any Grantor that is a corporation, partnership, trust or other entity, an opinion from counsel for such Grantor in form and content reasonably acceptable to Optionee substantially to the effect that:

                         (i) such Grantor is a limited partnership, corporation or trust duly organized, validly existing and in good standing under the laws of the state of its organization and, to the knowledge of such counsel, had and has all applicable corporate or partnership power and authority to enter into, deliver and perform this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents;

                         (ii) the execution, delivery and performance of this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents, and the transactions contemplated hereby and thereby, do not and will not constitute a breach or a violation of Grantor's partnership agreement, declaration of trust, charter or bylaws, as applicable; and

                         (iii) all applicable partnership, corporate or other action necessary for such Grantor to execute and deliver this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents has been taken and that the same have been validly executed and delivered and are the valid and binding obligations of such Grantor enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally.

               (d) An affidavit establishing an exemption from the
withholding requirements of the Foreign Investment in Real Property Tax Act ("FIRPTA"), as amended. In the event Grantor fails to provide such an affidavit,
  ------
Optionee shall be entitled to withhold from the purchase price and pay to the Internal Revenue Service the sums required to be withheld pursuant to FIRPTA (and the amount so withheld shall be paid by Optionee to the Internal Revenue Service, in order for Optionee to comply with the provisions of Section 1445 of the Internal Revenue Code of 1986 or successor similar legislation, as the same may be amended hereafter).

               (e) Any other documents reasonably necessary to assign, transfer and convey such Grantor's Interests and effectuate the transactions contemplated hereby, including filings with any applicable governmental jurisdiction in which the Optionee is required to file its partnership documentation.

         2.4   Cessation of Public Offering. If at any time Optionee or its
               ----------------------------
underwriter or underwriters determine in good faith to abandon the initial public offering of the Company's Common Stock (the date of such determination being referred to as the "Cessation Date"), Optionee will so advise each Grantor
                          --------------
in writing and thereupon all parties hereto will be relieved of all obligations under this Option Agreement, all Ancillary Agreements, and all Closing Documents (except for obligations arising under Sections 3.5 and 4.2).

         2.5   Further Assurances. Each Grantor will, from time to time, execute
               ------------------
and deliver to Optionee all such other and further instruments and documents and take or cause to be taken all such other and further action as Optionee may reasonably request in order to effect the transactions contemplated by this Agreement, including instruments or documents deemed necessary or desirable by Optionee to effect and evidence the conveyance of such Grantor's Interests in accordance with the terms of this Option Agreement.

         2.6   Special Partner Distributions. The Optionee covenants that, with
               -----------------------------
respect to each Property Partnership, it shall effect no purchase hereunder or the closing of any Direct Purchase or Merger unless prior thereto:

               (a) There is distributed to the partners of such Property Partnership (in accordance with the distribution provisions of the applicable partnership agreement) all cash reserves of such Property Partnership on hand immediately prior to such closing (but adjusted to take into account prorations of lease payments, utility payments and other receipts or disbursements that have been received or made, or will be received or made after the IPO Closing, in respect of a period of time that covers both a period before and after the IPO

Closing); or, alternatively, proper provision is made for such distribution to occur promptly after closing; and

              (b) Proper provision is made so that any receipt after such closing that represents a tax abatement, in respect of a period of time before the IPO Closing, on such Property Partnership's Asset or Assets are distributed (net of any costs or expenses associated with receiving or obtaining such abatement) to the partners of such Property Partnership in accordance with the distribution provisions of the applicable partnership agreement.

      ARTICLE III:  REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTORS
                    -----------------------------------------------------

         As a material inducement to Optionee to enter into this Option Agreement and to consummate the transactions contemplated hereby, each Grantor hereby severally makes to Optionee each of the representations and warranties set forth in this Article III, which representations and warranties are true as of the date hereof. As a condition to Optionee's obligation to complete the purchase of those Interests of Grantor specified in an Option Exercise Notice, such representations and warranties must continue to be true as of the date of the Pre-closing and as of the date of the Final Closing.

         3.1   Title to Interests. Such Grantor owns beneficially and of record,
               ------------------
free and clear of any claim, lien, pledge (except, prior to the Final Closing only, as otherwise disclosed in writing to Optionee and its counsel prior to the date hereof in a notice specifically referencing this Option Agreement (any such pledge, a "Permitted Pledge")), voting agreement, option, charge, security
           ----------------
interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or other rights of any nature whatsoever of any third party (collectively, "Encumbrances"), and has full power and authority to convey free
                ------------
and clear of any Encumbrances, its Interests and, upon delivery of an Assignment by such Grantor conveying all or any of its Interests and payment for such Interests as herein provided, Optionee (or its designee) will acquire good and valid title thereto, free and clear of any Encumbrance except Encumbrances created in favor of Optionee by the transactions contemplated hereby. Each of such Grantor's Interests have been validly issued and Grantor has funded (or will fund before the same is past due) all capital contributions and advances to the partnership in which such Interest represents an interest that are required to be funded or advanced prior to the date hereof and the dates of the Pre-closing and the Final Closing. There are no agreements, instruments or understandings with respect to any of such Grantor's Interests except as set forth in the partnership agreement of the partnership in which an Interest represents a limited partner or general partner interest. Such Grantor has no equity interest, either direct or indirect, in any of the Assets except for the Interests owned by it that are the subject of this Option Agreement. Such Grantor covenants that no Permitted Pledge (i) will be in existence as of the date of the Final Closing or (ii) shall prohibit the transfer, free of all Encumbrances (including the Permitted Pledge) of the Interest so encumbered, and such Grantor shall provide at the Final Closing such documentary evidence of the release of any Permitted Pledge as Optionee may reasonably request. In making the representations in this Section 3.1 regarding the absence of Encumbrances, each Grantor may assume that the consents and waivers of rights set forth in Section 7.10 hereof have been given by all partners of partnerships in which such Grantor's Interests represent direct or indirect interests. If an Interest of a Grantor set forth on such Grantor's Acquisition Exhibit is capital stock of a corporation, then, if Optionee elects to acquire such Interest, at Optionee's request the Grantor will use all reasonable efforts to cause such corporation to pay an in-kind dividend or distribution to Grantor in the form of Grantor's pro rata share of such corporation's direct or indirect interest in the Asset, and Grantor shall deliver such dividend or distribution over to Optionee.

         3.2   Authority.  Such Grantor has full right, authority, power and
               ---------
capacity: (i) to enter into this Option Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Grantor pursuant to this Option Agreement; (ii) to carry out the transactions contemplated hereby and thereby; and (iii) to transfer, sell and deliver any or all of such Grantor's Interests to Optionee (or its designee) upon exercise by Optionee of such Grantor's Purchase Option and payment therefor in accordance with this Option Agreement. This Option Agreement and each agreement, document and instrument executed and delivered by or on behalf of such Grantor pursuant to this Option Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of such Grantor, each enforceable in accordance with their respective terms. The execution, delivery and performance of this Option Agreement and each such agreement, document and instrument by or on behalf of such Grantor: (x) does not and will not violate such Grantor's partnership agreement, declaration of trust, charter or bylaws, if applicable; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to such Grantor or require such Grantor to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect; and (z) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Grantor is a party or by which the property of such Grantor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of any partnership in which an Interest of such Grantor represents an interest. In making the representations set forth in this
Section 3.2, each Grantor may assume that (i) the consents and waivers of rights set forth in Section 7.10 hereof have been given by all partners of partnerships in which such Grantor's Interests represent direct or indirect interests and
(ii) that, as of the date hereof and the date of the Pre-closing only, any Permitted Pledge has been released.

         3.3   Litigation.  There is no litigation or proceeding, either
               ----------
judicial or administrative, pending or overtly threatened, affecting all or any portion of such Grantor's Interests or such Grantor's ability to consummate the transactions contemplated hereby. Such Grantor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of its

Interests, which in any such case would impair such Grantor's ability to enter into and perform all of its obligations under this Option Agreement.

         3.4   No Other Agreements to Sell.  Such Grantor represents that it has
               ---------------------------
made no agreement with, and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or firm to sell, transfer or in any way encumber any of such Grantor's Interests or to not sell such Grantor's Interests, or to enter into any agreement with respect to a sale, transfer or encumbrance of, or put or call right with respect to, such Grantor's Interests. In making the representations set forth in this Section 3.4, each Grantor may assume that (i) the consents and waivers of rights set forth in
Section 7.10 hereof have been given by all partners of partnerships in which such Grantor's Interests represent direct or indirect interests and (ii) that, as of the date hereof and the date of the Pre-closing only, any Permitted Pledge has been released.

         3.5   No Brokers.  Such Grantor represents that it has not entered
               ----------
into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of Optionee to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

         3.6   Investment Representations and Warranties.
               -----------------------------------------

               (a) Such Grantor has had an opportunity to review the "Summary of Certain Provisions of the Operating Partnership Agreement and the Registration Rights Agreement" and the discussion entitled "Tax Matters," each of which was sent to the Grantor by the Company (collectively, including all supplements thereto, if any, the "Partnership Summary"), and the Private
                                  -------------------
Placement Memorandum of the Optionee dated April 3, 1997 (including all supplements thereto, if any, the "Private Placement Memorandum") and understands
                                  ----------------------------
the risks of, and other considerations relating to, the purchase of the Units. Such Grantor, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of an investment in Optionee and of making an informed investment decision, (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and
(iii) is capable of bearing the economic risk of such investment. If such Grantor retained a person to represent or advise it with respect to the investment in Units that may be made hereby then, at Optionee's request, such Grantor shall, prior to or at the Pre-closing, (i) acknowledge in writing such representation and (ii) cause such representative or advisor to deliver a certificate to Optionee containing such representations as are reasonably requested by Optionee.

               (b) Such Grantor understands that an investment in the Optionee involves substantial risks. Such Grantor has been given the opportunity to make a thorough investigation of the proposed activities of Optionee and has been furnished with materials relating to the Optionee and its proposed activities, including, without limitation, the Private Placement Memorandum and the Partnership Summary. Such Grantor has been afforded the opportunity to obtain any additional information deemed necessary by such Grantor to verify the accuracy of any representations made or information conveyed to the Grantor. Such Grantor confirms that all documents, records, and books pertaining to its investment in the Partnership and requested by such Grantor have been made available or delivered to such Grantor. Such Grantor has had an opportunity to ask questions of and receive answers from Optionee, or from a person or persons acting on Optionee's behalf, concerning the terms and conditions of this investment. Such Grantor has relied upon, and is making its investment decision solely upon, the Private Placement Memorandum, the Partnership Summary and other written information provided to the Grantor by or on behalf of Optionee.

               (c) The Units to be issued to such Grantor if Optionee acquires such Grantor's Interests will be acquired by such Grantor for its own account (or if such Grantor is a trustee, for a trust account) for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to such Grantor's right (subject to the terms of the Units) at all times to sell or otherwise dispose of all or any part of its Units under an exemption from such registration available under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, and
                 --------------
subject, nevertheless, to the disposition of its assets being at all times within its control. Such Grantor was not formed for the specific purpose of acquiring an interest in Optionee.

               (d) Such Grantor acknowledges that (i) the Units to be issued to such Grantor if Optionee acquires such Grantor's Interests have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such Units are represented by certificates, such certificates will bear a legend to such effect, (ii) the Company's and Optionee's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Grantor contained herein, (iii) such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such Units, and (v) Optionee has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Such Grantor hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder, which will be set forth in the partnership agreement of Optionee and/or in a Lock-up and Registration Rights Agreement (as described in Section 5.1, the "Registration Rights Agreement"), the Grantor may have to bear the
          -----------------------------
economic risk of the investment commitment evidenced by this Option Agreement and any Units purchased hereby for an indefinite period of time, although (x) under the terms of the partnership agreement of Optionee, as it will be in effect at the time of the initial public offering of the Company's

Common Stock, Units will be redeemable at the request of the holder thereof at any time after a period not exceeding fourteen months after their issuance for cash or (at the option of the Company) for shares of the Company's Common Stock and (y) the holder of any such shares of Common Stock issued upon a presentation of Units for redemption will be afforded certain rights to have such Common Stock registered for resale under the Securities Act or applicable state securities laws under the Registration Rights Agreement.

               (e) The address set forth under such Grantor's name in Exhibit A is the address of the Grantor's principal residence or place of business, and such Grantor has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence or principal place of business is sited.

         3.7   NASD Affiliation. Each Grantor represents severally that neither
               ----------------
it nor any affiliate of such Grantor is a member, affiliate of a member or person associated with a member of the National Association of Securities Dealers, Inc. ("NASD"). Each Grantor further represents severally that neither
                ----
it nor any affiliate of such Grantor owns any stock or other securities of any NASD member not purchased in the open market, or has made any outstanding subordinated loans to an NASD member. (A company or natural person is presumed to control a member of the NASD and is therefore presumed to constitute an affiliate of such a member if the company or person is the beneficial owner of 10% or more of the outstanding securities of a member which is a corporation. Additionally, a natural person is presumed to control a member of the NASD and is therefore presumed to constitute an affiliate of such a member if such person has the power to direct or cause the direction of the management or policies of such member.)

         3.8   Covenant to Remedy Breaches. Each Grantor covenants to use all
               ---------------------------
reasonable efforts within its control (i) to prevent the breach of any representation or warranty of such Grantor hereunder, (ii) to satisfy all covenants of such Grantor hereunder and (iii) to promptly cure any breach of a representation, warranty or covenant of such Grantor hereunder upon its learning of same.

ARTICLE IV: REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONEE
            -----------------------------------------------------

         As a material inducement to each Grantor to enter into this Option Agreement and to consummate the transactions contemplated hereby, Optionee hereby makes to each Grantor each of the representations and warranties set forth in this Article IV, which representations and warranties shall be true as of the date hereof, as of the date of the Pre-closing and as of the date of consummation of the Final Closing.

         4.1   Authority. Optionee has full right, authority, power and
               ---------
capacity: (i) to enter into this Option Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Option Agreement; (ii) to carry out the transactions contemplated hereby and thereby; and (iii) to issue Units to each Grantor to the extent called for in such Grantor's Purchase Price and in accordance with the terms of this Option Agreement. This Option Agreement and each agreement, document and instrument executed and delivered by Optionee pursuant to this Option Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Optionee, each enforceable in accordance with their respective terms. The execution, delivery and performance of this Option Agreement and each such agreement, document and instrument by
Optionee: (x) does not and will not violate the partnership agreement of Optionee; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to Optionee or require Optionee to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made; and (z) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Optionee is a party or by which the property of Optionee is bound or affected.

         4.2   No Brokers. Optionee represents that it has not entered into, and
               ----------
covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of any Grantor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

         4.3   Exercise of Options. If Optionee exercises the Purchase Option of
               -------------------
any Grantor hereunder with respect to the Interest of such Grantor in a particular Asset, it will exercise, with respect to Interests in such Asset, the Purchase Options of all Grantors hereunder who have Interests in such Asset, but this covenant shall in no way affect Optionee's right, pursuant to Section 2.2, to elect not to complete a purchase from a Non-Complying Grantor.

                         ARTICLE V: POWER OF ATTORNEY
                                    -----------------

         5.1   Grant of Power of Attorney. Each Grantor hereby irrevocably
               --------------------------
appoints Mortimer B. Zuckerman and Edward H. Linde and (if any Asset in which such Grantor has an Interest is located in Washington, D.C., Virginia or Maryland) Raymond A. Ritchey and (if any Asset in which such Grantor has an Interest is located in any location other than Washington, D.C., Virginia or Maryland) William J. Wedge, and each of them individually and any successor thereof from time to time (such persons or any such successor of any of them acting in his, her or its capacity as Attorney-in-Fact pursuant to this Article V or Article VI, the "Attorney-in-Fact") as the true and lawful Attorney-in-Fact and agent of such Grantor, with the power to act in the name, place and stead of such Grantor:

               (a) To enter into the Registration Rights Agreement, which (i) provides for the registration under the Securities Act of the Company's Common Stock which may be issued to Grantor, in accordance with Optionee's partnership agreement, upon the presentation of Units for redemption and (ii) provides for restrictions on the transfer of Units (and any

Common Stock which may be issued in exchange for such Units) for a period not to exceed two years (in the case of "Affiliated Holders," as defined in such agreement) or one year (in the case of "Unaffiliated Holders," as defined in such agreement) from their date of issuance.

               (b) To take for such Grantor all steps deemed necessary or advisable, if any, by Optionee in connection with the registration of the Company's Common Stock under the Securities Act, including without limitation
(i) filing a registration statement and amendments thereto (the "Registration
                                                                 ------------
Statement") under the Securities Act that describes the benefits to be received
---------
by such Grantor in connection with the formation of the Operating Partnership and the offering of the Company's Common Stock, (ii) distributing a preliminary prospectus and prospectus regarding the offering of the Company's Common Stock that contain such information as is deemed necessary or desirable to lawfully effect the initial public offering of such shares, and (iii) to take such other steps as the Attorney-in-Fact may deem necessary or advisable.

               (c) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of Closing Documents, Ancillary Agreements, the partnership agreement, as then in effect, of Optionee, any other documents relating to the acquisition by Optionee of such Grantor's Interests, and any consents and waivers given or contemplated by or in furtherance of Section 7.10 hereof) and, in general, to do all things and to take all action which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents as fully as could such Grantor if personally present and acting.

               (d) To make, acknowledge, verify and file on behalf of such Grantor applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the exemption from registration of the Units and the qualification of the Company's Common Stock under the securities or Blue Sky laws of the jurisdictions in which the Units and the Company's Common Stock are to be offered.

         The Power of Attorney granted by each Grantor pursuant to this Article V and Article VI and all authority conferred by this Article V and Article VI is granted and conferred subject to and in consideration of the interests of the Optionee, the Company and the other Grantors and is for the purpose of completing the transactions contemplated by this Option Agreement. The Power of Attorney of each Grantor granted by this Article V and Article VI and all authority conferred by this Article V and Article VI is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of such Grantor or by operation of law, whether by the death, disability, incapacity or liquidation of such Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which such Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, such Grantor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Option Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. Each Grantor acknowledges that the Attorneys-in-Fact named in the first paragraph of this Section 5.1 have, and any successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Option Agreement. Each Grantor agrees that, at the request of Optionee, it will promptly execute a separate Power of Attorney on the same terms set forth in this Article V and Article VI, such execution to be witnessed and notarized if so requested by an Attorney-in-Fact.

         5.2   Limitation on Liability. It is understood that each
               -----------------------
Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by each Grantor hereby. Each Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the formation of the Operating Partnership, the acquisitions of the Interests by Optionee, the Registration Statement, the prospectus or any preliminary prospectus relating to the offer and sale of Common Stock in the IPO, nor for any aspect of the offering of the Common Stock, and he shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for his own gross negligence or willful misconduct. Each Grantor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney created by such Grantor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or willful misconduct of the Attorney-in-Fact. Each Grantor agrees that an Attorney-in-Fact may consult with counsel of his own choice (who may be counsel for Optionee or the Company) and he shall have full and complete authorization and protection for any action taken or suffered by him hereunder in good faith and in accordance with the advice of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to the Grantor hereunder, release, amend or modify any other Power of Attorney granted by any other Grantor hereunder or any other person under any related agreement.

         5.3   Ratification; Third Party Reliance. Each Grantor does hereby
               ----------------------------------
ratify and confirm all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto him by such Grantor under this Article V and Article VI, and such Grantor authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.

                   ARTICLE VI: DIRECT PURCHASES AND MERGERS
                               ----------------------------
                         AND OTHER PARTNERSHIP MATTERS
                         -----------------------------

         The parties acknowledge and agree that Optionee may decide to purchase one or more of the Assets (i) by a Direct Purchase from the Property Partnership that beneficially owns it or (ii) by way of a Merger of such Property Partnership with and into the Optionee. In order to facilitate any such Direct Purchase or Merger without the need for further consent or action of the Grantor and without such Direct Purchase or Merger causing a violation of any relevant partnership agreement, each Grantor agrees as follows:

               (a) Each Grantor by its execution hereof (i) with respect to each Property Partnership in which an Interest owned by Grantor represents a direct or indirect interest, gives such consent as is necessary (under the partnership agreement of the applicable Property Partnership and under the partnership agreement of any other partnership that has a direct or indirect interest in such Property Partnership, to the extent Grantor is a partner of any such partnership) to cause such Property Partnership to have authority to (i) transfer all or substantially all of the assets (including an Asset) of such Property Partnership to Optionee on such terms and conditions as such Property Partnership and Optionee may agree or (ii) to merge with and into Optionee, provided, however, that in either such case the total merger or purchase price
--------  -------
consideration shall equal the Aggregate Net Asset Valuation (as hereinafter defined). The "Aggregate Net Asset Valuation" of a given Direct Purchase or
               -----------------------------
Merger is the aggregate value that would be given to all persons with an Interest in the applicable Property Partnership based on the information set forth in Exhibit C hereto and, in any event, the Aggregate Net Asset Valuation,
         ---------
together with the terms of such Merger or Direct Purchase, must be such that Grantor will receive, in respect of its Interest in the Asset of such Property Partnership, the value (in Units) set forth for such Asset under Column (4) of such Grantor's Acquisition Exhibit.

               (b) Each Grantor by its execution hereof gives such consent as is necessary to cause, with respect to the partnership agreement of each partnership in which an Interest of such Grantor represents, directly or indirectly, a limited partner or general partner interest, the approval of (x) an amendment to such partnership agreement to enable such partnership, to the extent permissible under applicable law, (i) to redeem the interest of any other partner therein who has not agreed to become a party to this Option Agreement and (ii) to distribute to all partners thereof, including any partner who has not agreed to become a party to this Option Agreement, Units or cash received upon any Direct Purchase or Merger in accordance with the preceding paragraph
(a), and (y) an amendment to such partnership agreement to cause a waiver by all partners of such partnership agreement of the rights described in paragraph (c) below.

               (c) Each Grantor hereby waives any and all rights such Grantor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to such Grantor or other person upon the occurrence of (i) a Direct Purchase of an Asset or the Merger of a Property Partnership that owns such Asset, in either case for a total merger or purchase price consideration equal to the Aggregate Net Asset Valuation as described above, or (ii) the effecting of an amendment to any partnership agreement for the purpose of enabling any such Direct Purchase or Merger or implementing a similar waiver by all of the partners of such partnership, such rights to include (but not be limited to) all rights of notice, rights to response periods, and rights to prohibit, limit, invalidate, otherwise restrict or impair such Merger, Direct Purchase or amendment.

               (d) Any Attorney-in-Fact may on behalf of each Grantor execute such consents, amendments, releases, waivers or other instruments as such Attorney-in-Fact deems necessary or desirable in connection with the foregoing, including any consent on behalf of such Grantor in such Grantor's capacity as a partner of any partnership described in clause (i) of paragraph (a) of this
Article VI.

                          ARTICLE VII: MISCELLANEOUS
                                       -------------

         7.1   Amendment. Any amendment hereto shall be effective only against
               ---------
those parties hereto who have acknowledged in writing their consent to such amendment, provided that Optionee may amend this Option Agreement without notice to or the consent of any Grantor (i) for the purpose of adding additional Grantors as parties hereto or deleting Grantors as parties hereto and conforming Exhibits B and C in connection with such additions or deletions and (ii) to
----------     -
conform, for clarity, any Grantor's Acquisition Exhibit to the extent the description of such Grantor's interests in a particular Asset as set forth therein does not accurately or completely reflect the entire Interest of such Grantor in such Asset. No waiver of any provisions of this Option Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

         7.2   Entire Agreement; Counterparts; Applicable Law. This Option
               ----------------------------------------------
Agreement and all Ancillary Agreements (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware without giving effect to the conflict of law provisions thereof. This Agreement shall be enforceable as between a Grantor and the Optionee upon the execution by both of signature pages hereto, even though other Grantors may be added hereto thereafter.

         7.3   Assignability. This Option Agreement shall be binding upon, and
               -------------
shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided,
                                                                       --------
however, that this Option Agreement may not be assigned (except by operation of
-------
law) by any Grantor without the prior written consent of the Optionee, and any attempted assignment without such consent shall be void and of no effect; and
                                                                          ---
provided, further, that Optionee may assign this Option Agreement, the Closing
--------  -------

Documents and the Ancillary Agreements and any agreement contemplated hereunder or thereunder, in whole or in part, or the right to acquire from a Grantor any Interest after exercise of such Grantor's Purchase Option, to the Company or to an affiliate of Optionee or the Company without the consent of any Grantor.

         7.4   Titles. The titles and captions of the Articles, Sections and
               ------
paragraphs of this Option Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Option Agreement.

         7.5   Third Party Beneficiary. No provision of this Option Agreement is
               -----------------------
intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Sections 5.3 and 7.10 of this
                        --------  -------
Option Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

         7.6   Severability. If any provision of this Option Agreement, or the
               ------------
application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Option Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Option Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by Optionee to effect such replacement.

         7.7   Equitable Remedies. The parties hereto agree that irreparable
               ------------------
damage would occur to the Operating Partnership in the event that any of the provisions of this Option Agreement were not performed by a Grantor in accordance with their specific terms or were otherwise breached by a Grantor. It is accordingly agreed that the Operating Partnership shall be entitled to an injunction or injunctions to prevent breaches of this Option Agreement by a Grantor and to enforce specifically the terms and provisions hereof in any federal or state court located in Boston, Massachusetts (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which the Operating Partnership is entitled at law or in equity.

         7.8   Disputes
               --------

               (a) The parties agree that (subject to Section 7.8(b)) any and all disputes, claims or controversies arising out of or relating to this agreement that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before J.A.M.S./ENDISPUTE, or its successor, in its Boston, Massachusetts office and pursuant to the United States Arbitration Act and the provisions of J.A.M.S./ENDISPUTE's

Streamlined Arbitration Rules and Procedures in effect at the time. The parties will cooperate with J.A.M.S./ENDISPUTE and with one another in selecting an arbitrator from J.A.M.S./ENDISPUTE's panel of neutrals and in scheduling the arbitration proceedings. The provisions of this Section may be enforced by any court of competent jurisdiction.

         In the event of any dispute relating to an Interest of a Grantor, the consideration paid therefor or the actions taken in connection with the Formation Transactions (as defined in the Private Placement Memorandum), the arbitrator shall be instructed to value such Interest by (i) using the appraised value of the Asset in which such Interest represents an interest and (ii) determining the Grantor's allocable share, in accordance with the applicable partnership agreement or partnership agreements, of the net proceeds of a sale of such Asset for a price equal to such appraised value (after deducting (x) the arbitrator's estimate of the costs of such a sale, and (y) the aggregate amount of indebtedness at the time of the IPO of the Property Partnership that owned such Asset or that otherwise was secured by such Asset). The arbitrator shall be instructed that the appraised value of the Asset shall be determined (I) as of the date of the IPO (even though the appraisal may be conducted some time thereafter) and (II) by a qualified appraiser, chosen by the arbitrator, who shall use customary and traditional methods for valuing properties of the same type as the Asset.

         By executing this agreement each party is agreeing (subject to Section 7.8(b)) to have all disputes, claims or controversies arising out of or relating to this agreement decided by neutral arbitration, and is giving up any rights he, she or it might possess to have those matters litigated in a court or jury trial. By executing this agreement each party is giving up his, her or its judicial rights to discovery and appeal except to the extent that they are specifically provided for under this agreement.

               (b) Notwithstanding Section 7.8(a), the Operating Partnership may seek an injunction or injunctions or specific performance, in a court of competent jurisdiction, to the extent permitted by Section 7.7.

         7.9   Notices; Exercise of Grantor's Purchase Option. Any notice or
               ----------------------------------------------
demand that must or may be given under this Option Agreement (including an Option Exercise Notice) or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), or (ii) three business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one business day after being deposited with a nationally known commercial courier service providing next day delivery service (such as Federal Express); addressed and delivered or telecopied (a) in the case of a notice to the Optionee at the following address and telecopy number:

                     Boston Properties Limited Partnership
                     8 Arlington Street
                     Boston, Massachusetts 02116
                     Telephone:   (617) 859-2600
                     Telecopy:    (617) 536-4233
                         Attn: William J. Wedge, Esq.

and (b) in the case of a notice to a Grantor, at the address and telecopy number set forth under such Grantor's name on such Grantor's signature page or in Exhibit B hereto.

         7.10 Waiver of Rights; Consents with Respect to Partnership Interests.
              ----------------------------------------------------------------
         Each Grantor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby (including the declaration of dividends in the form of Interests or in the form of cash or Units following a Merger or Direct Purchase of an Asset) may conflict with, and may not have been contemplated by, the partnership agreement of one or more partnerships in which one or more of such Grantor's Interests represents a direct or indirect interest or another agreement among one or more holders of such Interests or one or more of the partners of any such partnership. With respect to each partnership in which an Interest of a Grantor represents a direct or indirect interest, each Grantor expressly gives all Consents (and any consents necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to facilitate any Conveyance Action relating to such partnership (as each such capitalized term is hereinafter defined).

         As used herein, the term "Conveyance Action" means, with respect to any
                                   -----------------
partnership having a direct or indirect ownership interest in any Asset, (i) the conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein (whether or not such partner or holder is a Grantor hereunder) of its direct or indirect interest in such partnership to Optionee or the Company or to another person in connection with the formation of Optionee or the IPO as described in the Private Placement Memorandum or (ii) the entering into by any such partner or holder of any agreement relating to (x) the formation of Optionee or the IPO as described in the Private Placement Memorandum, (y) the direct or indirect acquisition by Optionee or the Company of any such direct or indirect interest, or (z) the transactions described in or contemplated by the Private Placement Memorandum, or (iii) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing): any sale or distribution to any person of a direct or indirect interest in such partnership, the entering into any agreement with any person that grants to such person the right to purchase a direct or indirect interest in such partnership, and the giving of the Consents and Waivers contained in this Section 7.10 or consents or waivers similar thereto in form or purpose. As used herein, the term "Consents" means, with
                                                      --------
respect to any such partnership, any consent necessary or desirable under the partnership agreement of such partnership or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein
(i) to permit any and all Conveyance Actions relating to such partnership or to amend such partnership agreement and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any Conveyance Action (such amendments to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for cash or for property or in violation of notice, rights-of-first refusal or other provisions), (ii) to admit Optionee as a substitute limited partner or general partner of such partnership upon Optionee's acquisition of a limited or general partner interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission, (iii) to continue such partnership following the transfer of interests therein to Optionee and (iv) to cause such partnership to adopt an amendment to its partnership agreement that provides that any disputes arising thereunder, or any disputes arising among the partners of such partnership with respect to the Formation Transactions, shall be resolved by arbitration in accordance with the procedures and principles set forth in Section 7.8 hereof (and to cause any conflicting provision of such partnership agreement to be repealed). As used herein, the term "Waivers" means,
                                                                 -------
with respect to a partnership of which an Interest of a Grantor represents a direct or indirect interest, the waiving of any and all rights that such Grantor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to such Grantor or other person upon the occurrence of, a Conveyance Action relating to such partnership, including, but not limited to, the following rights: rights of notice, rights to response periods, rights to purchase the direct or indirect interests of another partner in such partnership or to sell such Grantor's or other person's direct or indirect interest therein to another partner, rights to sell such Grantor's or other person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of such partnership because of such Conveyance Action. Each Grantor further covenants that such Grantor will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in a partnership in which an Interest of such Grantor represents a direct or indirect interest. The Waivers and Consents contained in this Section
7.10 shall terminate upon the termination of this Option Agreement, except as to transactions completed hereunder prior to termination.

         7.11 Computation of Time. Any time period provided for herein which
              -------------------
shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are Eastern Time.

         7.12 Survival. It is the express intention and agreement of the parties
              --------
hereto that the representations, warranties and covenants of each Grantor set forth in this Option Agreement shall survive the consummation of the transactions contemplated hereby. The waiver by any party hereto of any of the conditions precedent to its obligations under this Agreement shall not preclude such party for seeking redress for any breach of this agreement.

         7.13 Nature of Option and Determination of Values. Without in any way
              --------------------------------------------
affecting Optionee's rights and obligations hereunder, the parties acknowledge that the net asset value of each Asset, and the "Net Value to Offeree" for each Interest as set forth on each Grantor's Acquisition Exhibit, were determined based on the assumption that all or most of the Grantor's Interests would be acquired by Optionee upon exercise of Grantor's Purchase Option. The net asset value available for distribution, in the aggregate, to all persons with a direct or indirect limited partner interest in a Property Partnership was in no event determined to be less than $50,000 (a Property Partnership the limited partnership interest of which was assigned such value is hereinafter referred to as a "Minimally Valued Partnership"), representing the agreed upon minimum value to the Optionee of acquiring all of the interests in the limited partnership interest of such Property Partnership. The Optionee agrees that in no event will it exercise a Grantor's Purchase Option, without such Grantor's consent, in such a manner that only a Grantor's Interests in Minimally Valued Partnerships will be acquired.

         7.14 Time of the Essence. Time is of the essence with respect to all
              -------------------
obligations of Grantor under this Option Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement, or caused this Option Agreement to be duly executed on its behalf, as of the date first above written.

OPTIONEE:                                 BOSTON PROPERTIES LIMITED
                                          PARTNERSHIP

                                          By: Boston Properties, Inc.,
                                              as general partner

                                          By: /s/ Edward H. Linde
                                             --------------------------------
                                               Name: Edward H. Linde
                                               Title: President

                            GRANTOR SIGNATURE PAGE
                            ----------------------

         The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among Boston Properties Limited Partnership and such Grantors, dated as of April 9, 1997, hereby becomes a party to such Omnibus Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants, and gives the consents, waivers and power of attorney, contained therein. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

             Signature line for Grantors
             who are natural persons:
                                            -------------------------------
                                            Name:
                                            Telecopy Number:
                                            Address:

             Signature line for trusts,
             partnerships and other
             entities:
                                            -------------------------------
                                            Name of Grantor

                                            By:
                                                ---------------------------
                                                Name:
                                                Title:
                                                Telecopy Number:
                                                Address:

         By the Grantor's execution of this Omnibus Option Agreement, the Grantor grants a Power of Attorney to certain individuals pursuant to Articles V and VI hereof and agrees to the arbitration of any dispute arising hereunder pursuant to Section 7.8.

    This is the form of Omnibus Option Agreement which was executed by Boston Properties, Inc. and each of the grantors named below:

1.  Laura Cohen Apelbaum                        2.  Steven Astrove, Esq.
3.  Brian C. Badrigian                          4.  John J. Baraldi
5.  David Barrett                               6.  Robert E. Burke
7.  Jack W. Burkart                             8.  John D. Camera
9.  James A. Canfield                           10. Gerald Cohen
11. Jamie Mark Cohen Trust                      12. Jonathan A. Cohen
13. Melinda Ann Cohen                           14. Randy Michael Cohen Trust
15. Richard Cohen                               16. Sharon R. Cohen
17. Sheldon Cohen                               18. Chester C. Davenport
19. Guy P. Davis                                20. Herbert O. Davis
21. Frederick J. DeAngelis                      22. M. Gordon Ehrlich
23. First City Properties E Street, Inc.        24. Sergius Gambal
25. David G. Gaw                                26. James A. Hart
27. James L. Hudson                             28. Thomas P. Hutchinson
29. Peter D. Johnston                           30. Pauline S. Kisiel
31. Willie L. Leftwich                          32. Douglas T. Linde
33. Edward H. Linde                             34. The Edward H. Linde 1984
                                                     Family Trust
35. Trustees under the Will of Irving J. Linde  36. Richard Linde
37. Thaddeus Lindner                            38. Brenda Lipowsky
39. Bryan Lipowsky Trust                        40. Dana Robin Lipowsky Trust
41. Ariel Matthew Luks Trust                    42. Debra Luks
43. Jordana Ilene Luks Trust                    44. Joshua Micah Luks Trust
45. Jack Males Living Trust                     46. McCall & Company
47. William F. McCall                           48. Metropolitan Poultry Company
49. Arthur H. Middleton                         50. E. Mitchell Norville
51. Leonard C. Owens, Jr.                       52. David L. Pergola
53. David Richardson                            54. Raymond A. Ritchey
55. James C. Rosenfeld                          56. Charlotte Rudden
57. R. W. Claxton, Inc.                         58. Keith A. Seay
59. Estate of Robert B. Swett, Jr.              60. Robert B. Swett, Jr. Family Trust
61. Albert G. Tierney                           62. Peter Van, Esq.
63. Viatech Systems, Inc.                       64. William J. Wedge, Esq.
65. William Whitworth                           66. Barbara Wolf
67. Mortimer B. Zuckerman                       68. The Mortimer B. Zuckerman 1983 Family Trust
69. Robert Selsam                               70. Stephen Clineberg
71. Jonathan B. Kurtis                          72. Frank D. Burt
73. David H. Boone                              74. Terrence D. McNally
75. Michael A. Cantalupa                        76. Michael R. Walsh
77. Amy Gindel                                  78. Kathy Stevenson
79. Clare Probert

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT C



                     [ACQUISITION EXHIBITS OF THE GRANTORS]
                      ------------------------------------









                                       C-1